UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Constrained Capital ESG Orphans ETF
Ticker: ORFN

Annual Report

March 31, 2023

Constrained Capital ESG Orphans ETF

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Constrained Capital ESG Orphans ETF

SHAREHOLDER LETTER (Unaudited)

As the end of the first quarter of 2023 arrived, the Constrained Capital ESG Orphans ETF (the “Fund”) and the ESG Orphans Index (“the Index”) continue to perform as expected. The Fund’s investment objective is to seek to provide investment results, before fees and expenses, that track the Index. The Index is comprised of securities of companies (each, an “ESG Orphan”) belonging to a sector that is commonly excluded by ESG-centric mutual funds and exchange-traded funds. The Fund’s performance for the fiscal period from inception (May 17, 2022) to March 31, 2023, may be looked at as two distinct periods. The 2023 investment environment has shifted drastically from what we saw in 2022.

During the entire fiscal period, the Fund generated a total return of 2.83% (NAV) and 2.78% (Market). This compares to the 2.05% return of the benchmark, the S&P 500® Total Return Index, and the 3.49% return of the Index, over the same period.

2022 saw a bearish environment for assets in general. The first quarter of 2023 saw a bounce back from 2022. Sectors that performed the worst in 2022 have led in 2023. The implication for the Index and Fund was outperformance in 2022 and a lagging performance in in the first quarter of 2023.

For the period from inception through the end of 2022, the Fund returned 7.25% cumulatively in its 7-month life. This compared to the S&P 500® Total Return Index (“SPX”) returning -2.14%, the NDX 100 Index (“NDX”) returning -8.30%, the Russell 2000® Index (“RUT”) returning -0.85%, and the FTSE All Cap Choice Index (“FTSE”) returning -2.23%. (Note: The FTSE is a common environmental, social, and governance (“ESG”) benchmark.)

The Fund’s 2022 outperformance was attributable to strong returns in energy. At a 25% allocation to fossil fuel led by Exxon Mobil Corporation (“XOM”) which was up 80% in 2022 (8% of the Fund) the energy sector was the leading attribution to the Fund. The Fund’s investments in the weapons/firearms sector fared well too as global bellicosity was up. The Fund’s investments in the alcohol and tobacco sectors provided steady dividends along with a decent inflation hedge due to the price inelasticity of their products. Net/net during 2022, we believe the ESG Orphans were under owned which was a tailwind to Fund performance as everything that was overbought(big tech, ESG names) was sold. The shift in the interest rate landscape contributed to the culling of the most overbought sectors of the market in 2022. In our view, the ESG Orphans were clearly under owned and while the most overbought sectors were sold down (big tech, ESG names) those under owned, such as the ESG Orphans were spared.

The first quarter of 2023 has seen a reversion of 2022. The best performing areas in 2022 have lagged in through the first quarter of 2023. The worst performers of 2022 have led in the first quarter of 2023. This resulted in consolidation for the ESG Orphans. The Fund returned -2.1% in the first quarter of 2023 compared to 7.5% in the SPX, 20.8% for the NDX, and 2.7% for the RUT. FTSE returned 9.4%.

This type of price action is not unusual. The markets got imbalanced through 2022 as the landscape shifted dramatically. The interest rate paradigm shifted as the 2-year Treasury yield jumped 5 times in the calendar year. This upset the balance in 2022 and then in 2023 it seemed to be market digestion of that sharp move.

In one sentence, the Fund outperformed the broader market in 2022 and has lagged the broader market in 2023 through the first quarter. Since the mid-May 2022 inception, through the first quarter 2023, the Fund returned 2.78% versus the SPX returning 2.05%. We are pleased with the slight outperformance.

The theme for 2023 has been a bit of a narrow advance in the biggest stocks in the market, predominantly in tech and growth. This statistic shows the anomaly: As of April 26, 2023, the “big 7” (Apple Inc., Amazon.com, Inc., Alphabet, Inc., Microsoft Corporation, Tesla, Inc., Netflix, Inc., and NVIDIA Corporation) had contributed 5.57% of the SPX’s YTD gain of 5.13%. (Courtesy of Jim Bianco of Bianco Research.) That shows you the lack of breadth and the fact that the other 493 stocks in the SPX were down on the year versus those big 7.

The ESG Orphans are part of that 493 in the SPX. This highlights the lag in the Fund’s performance year-to-date.

Looking ahead, we see the economic outlook as an environment of, “Stagflation.” Translated, this means sticky high prices that suggest inflation while growth stagnates. We see headwinds to growth like artificial intelligence (“AI”), automation, and a large debt overhang. We see inflation exhibited in stubbornly high prices that do not retreat as fast as they went up. “Stagflation” is a rare economic occurrence and we’ve had this outlook for the better part of 6 to 9. We were alone in our voicing of this view and in the past few months we have seen many others jump on this economic bandwagon outlook.

What this means for the market and stocks overall is likely a focus on value names over growth names, high quality over low quality, and a premium towards real companies with cash flows and dividends. We are not going to speculate on the timing of this to play out, but we believe it favors these factors in the market which could help the ESG Orphans.

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Constrained Capital ESG Orphans ETF

The Fund and the Index screen towards value, companies that pay a reasonable dividend, companies that have real cash flows, and companies with well known, readily identifiable products.

After a very strong 2022, this the Fund’s performance is not that surprising as the market digests gains, and the other neglected areas of the market see inflows.

We expect more of the flows to trend as we have seen in 2023 and over time the Fund to resume its outperformance.

Thank you for your continued support of the Fund.

We are available for consultations about the thesis and general market discussions around ESG and the market in general.

Please visit our websites: www.esgorphans.com and www.constrainedcapitaletfs.com for more information. Reach me directly via email at mark@constrainedcapital.com. Follow us on Twitter @MarkNeuman18 and @ESGOrphan.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (800) 794-1485. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Returns beyond 1 year are annualized.

A fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded. The fund intends to pay out dividends and interest income, if any, monthly. There is no guarantee these distributions will be made.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Constrained Capital ESG Orphans ETF

SHAREHOLDER LETTER (Unaudited) (Continued)

Disclosures

Past performance is not indicative of future performance. Index returns above are for illustrative purposes only. They do not represent actual trading in investable assets and securities. They also don’t account for fees or expenses in trading. You cannot invest directly in an index.

This document is not a recommendation or suggestion of any investment ideas. It is not an offer to buy or sell any securities. It’s for discussion purposes only. Please consult your financial advisor and perform due diligence before making investment decisions.

The Constrained Capital ESG Orphans ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the ESG Orphans Index.

The ESG Orphans Index is a representation of companies that have business operations in one of the following industries: alcohol, fossil fuel energy, gaming, nuclear power, tobacco and weapons/firearms. The Index is calculated, administered, and published by Solactive AG, the Index’s administrator.

The S&P 500® Index, is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

The Russell 2000® Index is a small-cap U.S. stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

The NDX Index is a stock market index made up of 101 equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock exchange.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of a fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a concept that measures the expected move in a stock relative to movements in the overall market. A beta greater than 1.0 suggests that the stock is more volatile than the broader market, and a beta less than 1.0 indicates a stock with lower volatility.

Cash Flow - is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for a complete list of holdings.

Constrained Capital ESG Orphans ETF is distributed by Foreside Fund Services, LLC.

Fund Risks

American Depositary Receipt Risk (ADR). ADRs involve risks like those associated with investments in foreign securities, including changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains paid out on the underlying foreign shares. Investing in ADRs as a substitute for an investment directly in the foreign company shares, exposes the Fund to the risk that the ADRs may not provide a return that corresponds precisely with that of the foreign company’s shares.

Concentration Risk. Because the Fund’s investments will be concentrated in a group of industries, to the extent the Index is concentrated, the value of its shares may rise and fall more than the value of shares in a fund invested in a broader range of industries.

ESG Orphan Risk. A strategy or emphasis on environmental, social and governance factors (“ESG”) orphaned industries, such as fossil fuel energy, nuclear power, tobacco, weapons/firearms, alcohol and/or gambling, may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG Orphaned industry focus or limitation.

New Fund Risk. The Fund is recently organized with no operating history and managed by an Adviser that has not previously managed a registered fund. As such, the Fund has no track record on which to base investment decisions. Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in securities of a single issuer or fewer issuers than a diversified fund, which may expose the Fund to the risks associated with the developments affecting the issuers in which the Fund invests.

Passive Management Risk. The Fund is passively managed and attempts to mirror the composition and performance of the ESG Orphans Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index.

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Constrained Capital ESG Orphans ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the period ended March 31, 2023:	Since Inception (5/17/2022)	Ending Values (3/31/2023)
Constrained Capital ESG Orphans ETF - NAV	2.83%	$10,283
Constrained Capital ESG Orphans ETF - Market	2.78%	$10,278
ESG Orphans Index	3.49%	$10,349
S&P 500® Total Return Index(1)	2.05%	$10,205

(1)The S&P 500® Total Return Index is a widely recognized capitalization-weighted Index of 500 common stock prices in U.S. companies.

This chart illustrates the performance of a hypothetical $10,000 investment made on May 17, 2022 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 867-5309. The Fund’s expense ratio is 0.75% (as of the Fund’s most recently filed Prospectus).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV) and may trade at a discount or premium to NAV. Shares are not individually redeemable from the Fund and may only be acquired or redeemed from the fund in creation units. Brokerage commissions will reduce returns.

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Constrained Capital ESG Orphans ETF

PORTFOLIO ALLOCATION at March 31, 2023 (Unaudited)

Sector	% of Net Assets
Industrial	25.3%
Consumer, Non-cyclical	24.4
Energy	23.7
Utilities	23.1
Consumer, Cyclical	3.0
Cash Equivalents(1)	0.5
Total	100.0%

(1)Represents short-term investments and other assets in excess of liabilities.

Constrained Capital ESG Orphans ETF

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at March 31, 2023

	Shares	Value
Common Stocks – 99.5%
Aerospace & Defense – 24.0%
The Boeing Co.(1)	866	$183,964
Curtiss-Wright Corp.	57	10,047
General Dynamics Corp.	361	82,384
L3Harris Technologies, Inc.	299	58,676
Lockheed Martin Corp.	405	191,456
Northrop Grumman Corp.	217	100,193
Raytheon Technologies Corp.	2,194	214,858
Spirit AeroSystems Holdings, Inc.	145	5,007
		846,585
Agriculture – 13.2%
Altria Group, Inc.	2,825	126,051
British American Tobacco PLC	3,325	116,774
Philip Morris International, Inc.	2,290	222,703
		465,528
Beverages – 11.2%
Anheuser-Busch InBev SA/NV	2,454	163,755
Brown-Forman Corp. - Class B	428	27,507
Constellation Brands, Inc. - Class A	203	45,856
Diageo PLC	799	144,763
Molson Coors Brewing Co. - Class B	260	13,437
		395,318
Electric – 23.1%
American Electric Power Co., Inc.	676	61,509
Consolidated Edison, Inc.	454	43,434
Dominion Energy, Inc.	1,032	57,699
Duke Energy Corp.	996	96,084
Eversource Energy	436	34,121
Exelon Corp.	1,271	53,242
NextEra Energy, Inc.	2,455	189,232
Public Service Enterprise Group, Inc.	637	39,781
Sempra Energy	407	61,522
The Southern Co.	1,326	92,263
WEC Energy Group, Inc.	402	38,106
Xcel Energy, Inc.	684	46,129
		813,122
Entertainment – 1.2%
Caesars Entertainment, Inc.(1)	281	13,716
Churchill Downs, Inc.	50	12,852
Light & Wonder, Inc.(1)	134	8,047
Penn National Gaming, Inc.(1)	227	6,733
		41,348

	Shares	Value
Common Stocks – 99.5% (Continued)
Lodging – 1.9%
Boyd Gaming Corp.	113	$7,246
Las Vegas Sands Corp.(1)	414	23,784
MGM Resorts International	467	20,744
Wynn Resorts Ltd.(1)	129	14,436
		66,210
Miscellaneous Manufacturers – 1.2%
Axon Enterprise, Inc.(1)	98	22,036
Textron, Inc.	305	21,542
		43,578
Oil & Gas – 23.7%
Chevron Corp.	1,203	196,281
ConocoPhillips	814	80,757
Devon Energy Corp.	400	20,244
Diamondback Energy, Inc.	112	15,139
EOG Resources, Inc.	362	41,496
Exxon Mobil Corp.	2,613	286,542
Hess Corp.	169	22,365
Marathon Petroleum Corp.	325	43,820
Occidental Petroleum Corp.	548	34,212
Phillips 66	295	29,907
Pioneer Natural Resources Co.	144	29,411
Valero Energy Corp.	237	33,085
		833,259
Total Common Stocks
(Cost $3,537,777)		3,504,948

Short-Term Investments – 0.3%
Money Market Funds – 0.3%
First American Government Obligations Fund, Class X, 4.650%(2)	9,006	9,006
Total Short-Term Investments
(Cost $9,006)		9,006

Total Investments in Securities – 99.8%
(Cost $3,546,783)		3,513,954
Other Assets in Excess of Liabilities – 0.2%		8,496
Total Net Assets – 100.0%		$3,522,450

(1)Non-income producing security.

(2)The rate shown is the annualized seven-day effective yield as of March 31, 2023.

Constrained Capital ESG Orphans ETF

The accompanying notes are an integral part of these financial statements.	7

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2023

Assets:
Investments in securities, at value (Note 2)	$3,513,954
Receivables:
Dividends and interest	10,700
Total assets	3,524,654

Liabilities:
Payables:
Management fees (Note 4)	2,204
Total liabilities	2,204
Net Assets	$3,522,450

Components of Net Assets:
Paid-in capital	$3,575,978
Total distributable earnings (accumulated losses)	(53,528)
Net assets	$3,522,450

Net Asset Value (unlimited shares authorized):
Net assets	$3,522,450
Shares of beneficial interest issued and outstanding	175,000
Net asset value, redemption and offering price per share	$20.13

Cost of investments	$3,546,783

Constrained Capital ESG Orphans ETF

8	The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Period Ended March 31, 2023(1)

Investment Income:
Dividend income	$62,693
Interest income	206
Total investment income	62,899

Expenses:
Management fees (Note 4)	13,466
Total expenses	13,466
Net investment income (loss)	49,433

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	63,499
Change in net unrealized appreciation/depreciation on investments	(32,829)
Net realized and unrealized gain (loss) on investments	30,670
Net increase (decrease) in net assets resulting from operations	$80,103

(1)The Fund commenced operations on May 17, 2022. The information presented is from May 17, 2022 to March 31, 2023.

Constrained Capital ESG Orphans ETF

The accompanying notes are an integral part of these financial statements.	9

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2023(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$49,433
Net realized gain (loss)	63,499
Change in net unrealized appreciation/depreciation	(32,829)
Net increase (decrease) in net assets resulting from operations	80,103

Distributions to Shareholders:
From distributable earnings	(49,273)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	3,491,620
Total increase (decrease) in net assets	3,522,450

Net Assets:
Beginning of period	—
End of period	$3,522,450

(1)The Fund commenced operations on May 17, 2022. The information presented is from May 17, 2022 to March 31, 2023.

(2)Summary of share transactions is as follows:

	Period Ended March 31, 2023(1)
	Shares	Value
Shares sold	225,000	$4,497,188
Shares redeemed	(50,000)	(1,005,568)
Net increase (decrease)	175,000	$3,491,620

Constrained Capital ESG Orphans ETF

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended March 31, 2023(1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.48
Net realized and unrealized gain (loss)(7)	0.07
Total from investment operations	0.55

Less Distributions:
From net investment income	(0.42)
Total distributions	(0.42)

Net asset value, end of period	$20.13
Total return(3)(4)	2.83%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$3.5
Portfolio turnover rate(3)(5)	7%
Ratio of expenses to average net assets(6)	0.75%
Ratio of net investment income (loss) to average net assets(6)	2.75%

(1)The Fund commenced operations on May 17, 2022. The information presented is from May 17, 2022 to March 31, 2023.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Excludes the impact of in-kind transactions.

(6)Annualized.

(7)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transaction for the period.

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Constrained Capital ESG Orphans ETF

NOTES TO FINANCIAL STATEMENTS March 31, 2023

NOTE 1 – ORGANIZATION

The Constrained Capital ESG Orphan ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on May 17, 2022.

The investment objective of the Fund is to seek to provide investment results that, before fees and expense, track the ESG Orphans Index (the “Index”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board.When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Constrained Capital ESG Orphans ETF

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock(1)	$3,504,948	—	—	$3,504,948
Short-Term Investments	9,006	—	—	9,006
Total Investments in Securities	$3,513,954	$—	$—	$3,513,954

(1)See Schedule of Investments for the industry breakout.

B.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of March 31, 2023, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

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Constrained Capital ESG Orphans ETF

be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the period ended March 31, 2023, the following reclassifications were made:

Name of Fund	Paid-In Capital	Total Distributable Earnings (Accumulated Losses)
Constrained Capital ESG Orphans ETF	$84,358	$(84,358)

During the period ended March 31, 2023, the Fund realized $84,358 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid-in capital.

J.Recently Issued Accounting Pronouncements.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

NOTE 3 – PRINCIPAL INVESTMENTS RISKS

A.Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

B.General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

C.Orphaned Sectors Companies Risks.

•Alcohol Companies Risk. Alcohol companies are very competitive and subject to a number of risks. Demographic and product trends, changing consumer preferences, nutritional and health-related concerns, competitive pricing, marketing campaigns, environmental factors, adverse changes in general economic conditions, government regulation, consumer boycotts, risks of product tampering, product liability claims, and the availability and expense of liability insurance can affect the demand for, and success of, such companies’ products in the marketplace.

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

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Constrained Capital ESG Orphans ETF

•Gambling Companies Risk. Companies in the betting and gaming industry include those engaged in casino operations, racetrack operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies. The betting and gaming industry is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of betting in other jurisdictions (both regulated and unregulated) could increase competition with existing betting and gaming companies, which could have an adverse impact on their financial condition, operations and cash flows. These companies also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Companies operating in the betting and gaming industry are subject to the risk of significant litigation regarding intellectual property rights, which may adversely affect and financially harm companies in which the Fund may invest.

•Tobacco Companies Risk. Tobacco companies are very competitive and subject to a number of risks. Demographic and product trends, changing consumer preferences, nutritional and health-related concerns, competitive pricing, marketing campaigns, environmental factors, adverse changes in general economic conditions, government regulation, consumer boycotts, risks of product tampering, product liability claims, and the availability and expense of liability insurance can affect the demand for, and success of, such companies’ products in the marketplace. Tobacco companies in particular may be adversely affected by the adoption of proposed legislation and/or by litigation.

•Fossil Fuel Companies Risk. The profitability of fossil fuel companies is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of fossil fuels, the earnings of fossil fuels companies, and the value of such companies’ securities can be extremely volatile. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. Short-term oil prices are largely driven by worldwide economic growth. In addition, if the transition to alternative energy sources accelerates in the near future fossil fuel companies may be adversely affected.

•Nuclear Energy Companies Risk. Nuclear energy companies may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts of terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on nuclear energy companies.

•Weapons Companies Risk. Weapons manufacturers rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation. Weapons companies may be adversely affected by the adoption of proposed legislation and/or by litigation.

D.New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

E.Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

F.Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

G.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that that are authorized to purchase and redeem shares of the Fund directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

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Constrained Capital ESG Orphans ETF

possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines.

•Trading. Although shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. Also, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for shares, in turn, could lead to wider bid/ask spreads and differences between the market price of shares and the underlying value of those shares.

H.Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted. Additionally, the Index is new, so investors do not have the benefit of a long track record to assess the potential risks associated with the Index over various market periods.

I.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

J.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

K.Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

L.Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

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Constrained Capital ESG Orphans ETF

M.Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

N.Underlying Index Risks. Neither the Fund’s investment adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.75%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the period ended March 31, 2023 are disclosed in the Statement of Operations.

The Adviser has entered into an agreement with Constrained Capital LLC (“Constrained Capital”) under which Constrained Capital assumes the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses (such expenses of the Fund, except Excluded Expenses, the “Unitary Expenses”). Although Constrained Capital has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Fund to pay such expenses. Constrained Capital will also provide marketing support for the Fund, including hosting the Fund’s website and preparing marketing materials related to the Fund. For these services and payments, Constrained Capital is entitled to a fee, to be paid by the Adviser, based on the total management fee earned by the Adviser with respect to the Fund under the Advisory Agreement less the Unitary Expenses. Constrained Capital does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

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Constrained Capital ESG Orphans ETF

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $147,708 and $164,170, respectively.

For the period ended March 31, 2023, there were no purchases or sales of long-term U.S. government securities.

For the period ended March 31, 2023, in-kind transactions associated with creations and redemptions for the Fund were $4,493,936 and $1,003,197, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended March 31, 2023 is as follows:

Distributions paid from:	March 31, 2023
Ordinary income	$49,273

As of March 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Cost of investments(1)	$3,566,839
Gross tax unrealized appreciation	143,553
Gross tax unrealized depreciation	(196,438)
Net tax unrealized appreciation (depreciation)	(52,885)
Undistributed ordinary income (loss)	160
Undistributed long-term capital gain (loss)	—
Other accumulated gain (loss)	(803)
Total distributable earnings (accumulated losses)	$(53,528)

(1) The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

The Fund may elect for any taxable year to treat net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, as arising on the first business day of the Fund’s next taxable year. As of March 31, 2023, the Fund had no late year losses. As of March 31, 2023, the Fund had short-term capital loss carryovers of $803.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

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NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Continued)

NOTE 8 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the corona virus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that, other than as disclosed in the following Note 10, there are no subsequent events that would need to be recorded to or disclosed in the Fund’s financial statements.

Note 10 – UNCERTAINTY

The Adviser is considering strategic alternatives for the Fund. This results in uncertainty regarding the future of the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Constrained Capital ESG Orphans ETF and
Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Constrained Capital ESG Orphans ETF (the “Fund”), a series of Tidal ETF Trust, as of March 31, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from May 17, 2022 (commencement of operations) to March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of Toroso Investments, LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 25, 2023

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Constrained Capital ESG Orphans ETF

EXPENSE EXAMPLE For the Six Months Ended March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, which is from October 1, 2022, to March 31, 2023.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During the Period October 1, 2022 – March 31, 2023(1)
Actual	$1,000.00	$1,156.50	$4.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.19	$3.78

(1)The actual expenses are equal to the Fund’s annualized expense ratio for the most recent period of 0.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

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Constrained Capital ESG Orphans ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018).	46	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	46	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017-2019), Credijusto (financial technology company).	46	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	46

Trustee, Tidal ETF Trust II (8 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Toroso Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

23

Constrained Capital ESG Orphans ETF

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the Constrained Capital ESG Orphans ETF (the “Fund”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect the Fund’s shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 21, 2022, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2021 through September 30, 2022 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

24

Constrained Capital ESG Orphans ETF

additional information (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Constrained Capital ESG Orphans ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2023, was as follows:

Constrained Capital ESG Orphans ETF	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended March 31, 2023, was as follows:

Constrained Capital ESG Orphans ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (800) 867-5309 or by accessing the Fund’s website at www.constrainedcapitaletfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ending June 30 is available upon request without charge by calling (800) 867-5309 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (800) 867-5309. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website daily at www.constrainedcapitaletfs.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at www.constrainedcapitaletfs.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 867-5309. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.constrainedcapitaletfs.com.

Investment Adviser
Toroso Investments, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Constrained Capital ESG Orphan ETF	ORFN	886364538

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Constrained Capital ESG Orphans ETF

FYE 03/31/2023
Audit Fees	$12,500
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 03/31/2023
Registrant	N/A
Registrant’s Investment Adviser	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.

Non-Audit Related Fees	FYE 03/31/2023
Registrant	N/A
Registrant’s Investment Adviser	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 7, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	June 7, 2023

* Print the name and title of each signing officer under his or her signature.